UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 17, 2006
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)

         NEW YORK                         1-6663                  11-2037182
(State or other Jurisdiction         (Commission File           (IRS Employer
     of Incorporation)                    Number)            Identification No.)

      275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY             07506
     (Address of Principal Executive Offices)           (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 CHANGES IN CONTROL OF REGISTRANT

The Company's report on Form 8-K filed on April 21, 2006 referred to sales of common stock by former directors of the Company to two current directors and other investors.

The paragraph in the prior Form 8-K relating to shares of common stock sold by Mr. Jack Rose is amended to read as follows:

     Jack Rose and his wife sold a total of 50,000 jointly owned shares to Goldman Associates of New York, Inc. ("Goldman Associates"). In addition, Mr. Rose sold 17,512 shares to Goldman Associates and 32,587 shares to other investors. Mr. Rose retained individual ownership of 107,127 shares and retained joint ownership with his wife of 15,541 shares.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.

-------------------------

(Registrant)


Date: April 25, 2006

/s/ William Pagano
-------------------------
William Pagano, CEO